                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
 [ ]   Preliminary proxy statement.             [ ] Confidential, for use of the Commissioner
 [X]   Definitive proxy statement.                  only (as permitted by Rule 14a-6(e)(2).
 [ ]   Definitive additional materials.
 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                Transamerica Occidental's Separate Account Fund B
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:  N/A
       (2) Aggregate number of securities to which transaction applies:  N/A
       (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
       (4) Proposed maximum aggregate value of transaction:  N/A
       (5) Total fee paid:  $0

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:  N/A
       (2) Form, Schedule or Registration Statement No.:  N/A
       (3) Filing Party:  N/A
       (4) Date Filed:  N/A

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                  NOTICE OF SPECIAL MEETING OF CONTRACT OWNERS
                         To be Held on December 16, 2003

To the Contract Owners of Transamerica Occidental's Separate Account Fund B:

         NOTICE IS HEREBY GIVEN THAT a special meeting of the Contract Owners of Transamerica Occidental's Separate Account Fund B ("Fund B"), a separate account of Transamerica Occidental Life Insurance Company, will be held on December 16, 2003 at the offices of Fund B at 570 Carillon Parkway, St. Petersburg, Florida 33716 at 10:00 a.m. Eastern time, as adjourned from time to time (the "Special Meeting") for the following purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the reorganization of Fund B as a unit investment trust that will invest in Transamerica Equity II, a series of AEGON/Transamerica Series Fund, Inc.; and

         2. To transact such other business as may properly come before the Special Meeting.

         After careful consideration, the Board of Managers unanimously approves this proposal and recommends that Contract Owners vote "For" the proposal.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Managers has fixed the close of business on September 18, 2003 as the record date for determining Contract Owners entitled to notice of and to vote at the Special Meeting.


                              By order of the Board of Managers

                              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

October 16, 2003

CONTRACT OWNERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2003 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE SPECIAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONIC OR INTERNET VOTING. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RETURNED PROMPTLY SO THAT A QUORUM WILL BE PRESENT AND THE MAXIMUM NUMBER OF VOTES MAY BE CAST AND IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION.



      YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT REGARDLESS OF THE NUMBER
                  OF UNITS THAT YOU OWNED ON THE RECORD DATE.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B


                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                       Special Meeting of Contract Owners

                         To be held on December 16, 2003


         Transamerica Occidental's Separate Account Fund B ("Fund B") issues variable annuity contracts (the "Contracts"), which are obligations of Transamerica Occidental Life Insurance Company ("TOLIC"). The owners of the Contracts are referred to in this Proxy Statement as "Contract Owners".

         This Proxy Statement and enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Managers of Fund B for use at a special meeting of Contract Owners of Fund B to be held at 10:00 a.m. Eastern time on December 16, 2003 at the offices of Fund B, 570 Carillon Parkway, St. Petersburg, Florida 33716, as adjourned from time to time (the "Special Meeting"). The Special Meeting is called for the purpose of voting on the proposals set forth in the notice of the Special Meeting accompanying this Proxy Statement.

         It is anticipated that this Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) will first be mailed to Contract Owners on or about October 17, 2003.

CONTRACT OWNER REPORTS

     Contract Owners can find important information about Fund B in Fund B's most recent annual and semi-annual reports, which have been mailed previously to Contract Owners. If you have not received these reports, or would like to receive additional copies, please contact Fund B by writing to 570 Carillon Parkway, St. Petersburg, Florida 33716 or by calling 877-717-8861. Copies of the reports will be provided free of charge.

                                    PROPOSAL
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW

           The Special Meeting is being called to ask Contract Owners to approve an Agreement and Plan of Reorganization (the "Plan") among Fund B and AEGON/Transamerica Series Fund, Inc. ("ATSF"), on behalf of Transamerica Equity II (the "Acquiring Fund"), a newly formed series of ATSF. The Plan provides for the reorganization ("Reorganization") of Fund B as a unit investment trust that will invest in the Acquiring Fund. Both Fund B and the Acquiring Fund are advised by AEGON/ Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, and sub-advised by Transamerica Investment Management, LLC ("TIM"), located at 1150 South Olive Street, Los Angeles, California 90015-2211. Further, Fund B and the Acquiring Fund have investment objectives, policies, strategies and restrictions that are substantially similar. The Reorganization is intended to produce a more integrated fund group, provide administrative and operational efficiencies, and reduce Fund B's expenses.

         At a meeting of the Board of Managers of Fund B (the "Managers") held on June 10, 2003, the Managers, including all Managers who are not "interested persons" of Fund B (the "Independent Managers"), unanimously voted to approve the Plan and to recommend that Contract Owners of Fund B approve the Reorganization. In reaching this decision, the Managers concluded that the Reorganization would be in the best interest of Fund B and its Contract Owners and that the interests of existing Contract Owners would not be diluted as a result of the Reorganization. If Contract Owners of Fund B do not approve the Reorganization, the Managers of Fund B will consider other possible courses of action that may be in the best interests of Contract Owners.

DESCRIPTION OF THE REORGANIZATION

         The detailed terms and conditions of the Reorganization are contained in the Plan, which is attached to the Proxy Statement as Exhibit A. The information in this Proxy Statement about the Plan is qualified in its entirety by reference to the complete text of the Plan.

         If the Plan is approved by the Contract Owners, the assets and liabilities (other than liabilities attributable to insurance charges) of Fund B will be transferred, free and clear of all liens and encumbrances, to the Acquiring Fund in exchange for shares of the Acquiring Fund equivalent in value to the assets received from Fund B, less the liabilities assumed. To effectuate the Reorganization, in addition to this proxy solicitation, the following steps have or will be taken: (i) a registration statement was filed to register the Acquiring Fund as a series of ATSF and to register shares of the Acquiring Fund to be issued in the Reorganization; and (ii) an amendment to the current registration statement of Fund B was filed to change the classification of Fund B from a management investment company to a unit investment trust. Immediately before the Reorganization, the investments of Fund B will be direct investments in stocks, bonds and other investments. Immediately after the Reorganization, Fund B's investments will be investments in shares of the Acquiring Fund, which will invest directly in the same portfolio of securities and other investments.

         With the change in classification to a unit investment trust, Fund B will no longer have a Board of Managers. This is not a significant change since, as further discussed below, ATSF will have a Board of Directors with the same members as the Board of Managers of Fund B. With respect to Contract Owner voting rights, Contract Owners currently have the right to vote directly on various matters in accordance with applicable law, including the election and dismissal of members of the Board of Managers and approval of advisory agreements. After the Reorganization, Contract Owners will be entitled to instruct TOLIC as to the voting of shares of the Acquiring Fund on the same matters, to the extent required under applicable law. This ensures that Contract Owners will have the same voting rights as they previously had prior to the Reorganization or would have as direct shareholders of ATSF.

         If approved by Contract Owners of Fund B, it is expected that the Reorganization will become effective as to Fund B as of immediately after the close of business (generally 4:00 p.m., Eastern time) on December 22, 2003. However, the Reorganization may become effective at another time and date should the Special Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Even if Contract Owners of Fund B approve the Plan, the Plan may be terminated as to Fund B at any time prior to its implementation by the mutual agreement of the parties.

DESCRIPTION OF TOLIC AND FUND B

         TOLIC is a stock life insurance company, which was incorporated in the state of California on June 30, 1906. On December 31, 2000, the state of domicile for TOLIC was changed to Iowa. TOLIC is principally engaged in the sale of life insurance and annuity policies. Its home office is at 1150 South Olive Street, Los Angeles, California 90015-2211. It is an indirect, wholly owned subsidiary of AEGON N.V., an international insurance group. Transamerica Investment Services, Inc., an affiliate of Fund B and ATSF, serves as administrator to Fund B.

         Fund B was established under California law on June 26, 1968, as a separate account by the Board of Directors of TOLIC. The assets of Fund B are owned by TOLIC, but they are held separately from other assets of TOLIC. California law requires Fund B's assets to be held in TOLIC's name, but TOLIC is not a trustee with respect to Fund B's assets. Income, gains and losses, whether or not realized, from assets allocated to Fund B are, in accordance with the Contracts, credited to or charged against Fund B without regard to other income, gains or losses of TOLIC. Fund B is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 ("1940 Act"), and meets the definition of a separate account under the federal securities laws. As such, it operates as a separate legal entity distinct from TOLIC.

         Fund B offers three Contracts: Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax-qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         Fund B's investment objective is long-term capital growth. Fund B is managed by the Board of Managers, which is responsible for the general supervision of the investments and assets held by Fund B.

DESCRIPTION OF ATSF AND THE ACQUIRING FUND

         ATSF was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as an open-end management investment company under the 1940 Act. ATSF is intended to be sold to the separate accounts of life companies to fund benefits under variable life insurance policies or variable annuity contracts issued by such insurance companies. As such, these insurance companies are the only shareholders of the investment portfolios offered by ATSF. The Acquiring Fund is a duly organized and validly existing series of ATSF. The Acquiring Fund has the same investment objective and policies as Fund B.

         The Board of Directors of ATSF is responsible for the general supervision of ATFS business. Shareholders are entitled to vote for the election and removal of the members of the Board of Directors and to vote on certain other matters as mandated by the 1940 Act. Following the Reorganization, when matters are submitted by ATFS to a vote of shareholders, TOLIC will provide Contract Owners with the opportunity to instruct TOLIC as to how to vote the shares of ATSF held in the Acquiring Fund, to the extent required under applicable law. Account shares which may not be attributable to Contracts or for which no timely instructions are received by TOLIC will be voted in the same proportions as shares that are voted pursuant to voting instructions.

CERTAIN COMPARATIVE INFORMATION ABOUT FUND B AND ATSF

         CAPITALIZATION. Contract Owners receive units based on the cash value of their product. ATSF is authorized to issue shares of common stock, $0.01 par value per share. The Board of Directors of ATSF is authorized to issue shares in series or classes without shareholder approval.

         VOTING RIGHTS AND ELECTION OF MANAGERS AND DIRECTORS. Each unit of Fund B has one vote, with fractional shares voting proportionally. The Rules and Regulations of Fund B do not require it to hold annual meetings of Contract Owners. However, Contract Owners' meetings will be held in connection with the following matters: 1) the election or removal of a member or members of the Board if a meeting is called for such purpose; 2) the approval of any investment advisory agreement for which approval is required by the 1940 Act; (3) any changes in fundamental investment objectives, policies or restrictions; and 4) such additional matters as may be required by law, the Rules and Regulations of Fund B, or any registration of Fund B with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations.

         Each share of ATSF has one vote, and each fractional share has a proportionate vote. ATSF is not required to hold annual meetings of shareholders. A Director of ATSF may be removed by a vote of majority of the outstanding shares; and holders of 25% or more of the outstanding shares can require the holding of a meeting of shareholders for any purpose, including to vote on the removal of one or more Directors. ATSF shareholders are entitled to vote under comparable circumstances as Contract Owners of Fund B.

         AMENDMENTS TO GOVERNING INSTRUMENT. The Rules and Regulations of Fund B permit the Managers of Fund B to amend the Rules and Regulations only with the vote of a majority of Fund B's outstanding units, except that the Managers may, by majority vote, adopt amendments that have the purpose of changing the name of Fund B, supplying an omission, removing an ambiguity, or correcting a defective or inconsistent provision.

         The Articles of Incorporation of ATSF permit the Board of Directors to amend the Articles of Incorporation as permitted by Maryland law. Under Maryland law, all changes, except for limited exceptions such as a change in name or changes in series of shares, require approval of a majority of the outstanding shares of ATSF.

         LIABILITY OF CONTRACT OWNERS. Under California law, Contract Owners of Fund B are not personally liable for the obligations of Fund B. The Reorganization will not change this. Under Maryland law, shareholders of ATSF are not personally liable for the obligations of ATSF.

         LIABILITY AND INDEMNIFICATION OF MANAGERS AND DIRECTORS. The Rules and Regulations of Fund B provide that a Manager is liable to Fund B and Contract Owners only for the Manager's own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. A Manager is entitled to indemnification for expenses of litigation against the Manager except with respect to any matter as to which the individual has been determined (1) not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Contract Owners or (2) to be liable to Fund B or Contract Owners by reason of willful misfeasance, bad faith or reckless disregard of the individual's duties.

         The Articles of Incorporation of ATSF provide that each Director is indemnified against liability arising out of his or her service as a director, except where the liability arises out of the director's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         MEMBERS OF THE BOARD OF DIRECTORS AND BOARD OF MANAGERS. The Board of Directors of ATSF and the Board of Managers of Fund B are comprised of the same members: Larry N. Norman; Peter R. Brown; Daniel Calabria; Janice B. Case; Charles C. Harris; Leo J. Hill; John R. Kenney; Russell A. Kimball, Jr.; and William W. Short, Jr. Messrs. Norman and Kenney are "interested persons," for regulatory purposes, of the Acquiring Fund and Fund B (the "Funds").

         The foregoing is only a summary of certain of the similarities and differences between the governing instruments of Fund B and ATSF. It is not a complete list of differences. Contract Owners should refer directly to the provisions of the governing instruments and applicable law for more complete information.

SUMMARY OF INVESTMENT ADVISORY AGREEMENTS

         As a result of the Reorganization, the Acquiring Fund will be subject to a new investment advisory agreement (the "ATSF Advisory Agreement") between ATSF, on behalf of the Acquiring Fund, and ATFA. The investment advisory agreement between Fund B and ATFA (the "Fund B Advisory Agreement") and the ATSF Advisory Agreement are substantially the same, except for the dates, terms of effectiveness, and parties to the Agreements. Each provides that ATFA, with oversight by the Board, has overall supervisory responsibility for the general management and investment of the respective Fund's assets and has full investment discretion with respect to the assets of a Fund not then being managed by ATFA. ATFA is expressly authorized to delegate day-to-day investment management of each Fund's assets to an investment sub-adviser. ATFA has retained TIM to provide day-to-day investment sub-advisory services to the Funds. Thus, the Acquiring Fund will have the same investment adviser and sub-adviser as does Fund B.

         Each Agreement provides that ATFA is responsible for providing the Fund with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services and for preparation of shareholder reports, tax returns, and other government filings, and ATFA is authorized to hire third parties to provide any of these services.

         Each Agreement provides that Fund B or ATSF remains responsible for all expenses other than those expressly assumed by ATFA. Fund B and ATSF are responsible for, among other things, (1) ATFA's fees; (2) legal and audit expenses; (3) fees for registration of shares; (4) fees of the transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders/contract owners and Managers/Directors meetings; (9) printing of share certificates and prospectuses; (10) mailing of prospectuses to existing shareholders/contract owners; (11) insurance premiums;
(12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of shares; (14) the expenses of a third-party administrator; and (15) nonrecurring expenses, such as the cost of litigation.

         Each Agreement provides that ATFA will be paid a fee for its services at an annual rate equal to 0.30% of the Fund's daily net assets. If the Plan is approved, the amount of the management fee and overall Fund operating expenses are not expected to change. Each Agreement also provides that ATFA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the applicable Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of ATFA in the performance of its duties, or reckless disregard of its duties.

         Each Agreement provides (1) that it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Fund or a majority of the Managers or Directors and by a majority of the Independent Managers or Directors; (2) that it may be terminated as to the Fund, without penalty, by the Managers or Directors or by the vote of a majority of the outstanding voting securities of the Fund upon 60 days' prior written notice; (3) that it may be terminated by ATFA on 90 days' prior written notice to the Fund; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

         The Fund B Advisory Agreement and the sub-advisory agreement with TIM, were last approved by the Board of Managers of Fund B, including the Independent Managers, on February 10, 2003.

FEES AND EXPENSES

Currently, Fund B bears all fees and expenses associated with its operations. Following the Reorganization, insurance charges paid to TOLIC, in the form of mortality and expense risk charge, will continue to be borne by Fund B. However, non-insurance charges and fees, such as fees related to managing a portfolio of securities, will be borne by the Acquiring Fund. Total insurance charges and non-insurance charges and fees, however, will remain the same.

As a comparison, in order to show the consequences of the Reorganization on Contract Owners, the current fees, charges and expenses of Fund B as of December 31, 2002, as well as the estimated pro forma fees, charges and expenses of Fund B and the Acquiring Fund giving effect to the Reorganization as of December 31, 2002, are shown in the tables below. Pro forma numbers are estimated in good faith and are hypothetical.

COMPARATIVE CONTRACT OWNER TRANSACTION EXPENSES

The following table sets forth the comparative expense information with respect to insurance charges under the Contracts for Fund B as a management investment company, and as a unit investment trust investing in the Acquiring Fund, giving effect to the Reorganization. The standardized tables assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a particular Contract.


                                               Fund B as a Management                           Fund B as a
                                                 Investment Company                        Unit Investment Trust
                                               ----------------------                      ---------------------
SALES LOAD IMPOSED ON PURCHASES                        6.50%                                       6.50%
Total Deposits under the Contract                           Sales Expense as a Percentage of Deposit
First $15,000                                          6.50%                                       6.50%
Next $35,000                                           4.50%                                       4.50%
Next $100,000                                          2.00%                                       2.00%
Excess                                                 0.50%                                       0.50%

ADMINISTRATION EXPENSE IMPOSED ON                      2.00%                                       2.00%
PURCHASES
Total Deposits under the Contract                       Administration Expense as a Percentage of Deposit
First $15,000                                          2.00%                                       2.00%
Next $35,000                                           1.50%                                       1.50%
Next $100,000                                          0.75%                                       0.75%
Excess                                                  None                                       None

MAXIMUM CONTRACT OWNER TRANSACTION                     8.50%                                       8.50%
EXPENSES*
Total Deposits under the Contract          Total Contract Owner Transaction Expenses as a Percentage of Total Deposit
First $15,000                                          8.50%                                       8.50%
Next $35,000                                           6.00%                                       6.00%
Next $100,000                                          2.75%                                       2.75%
Excess                                                 0.50%                                       0.50%


* Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid, which may be upon annuitization.

         In certain states, a premium tax may be deducted from each deposit.

COMPARATIVE ANNUAL EXPENSES (Insurance Charges)
(as a percentage of average daily net assets)

The following table sets forth comparative fees for insurance charges with respect to Fund B.

                                         Fund B as a Management Investment           Fund B as a Unit Investment Trust
                                                      Company
                                         ---------------------------------           ---------------------------------
Mortality and Expense Risk Charge                      1.00%                                       1.00%


COMPARATIVE ANNUAL EXPENSES (Non-Insurance Charges)
(as a percentage of average daily net assets)

The following table sets forth comparative fee and expense information for non-insurance charges with respect to Fund B and the Acquiring Fund.


                                                       Fund B                                 Acquiring Fund
                                                       ------                                 --------------
Management Fee                                         0.30%                                       0.30%
Other Expenses                                          None                                       None
TOTAL ANNUAL EXPENSES                                  0.30%*                                      0.30%

* Total Annual Expenses of Fund B do not reflect the insurance-related mortality and expense risk charge of 1%.

EXAMPLE - This example is intended to help you compare the cost of purchasing Contracts currently, and giving effect to the Reorganization, on a pro forma basis. Your actual costs may be higher or lower. The example assumes you invest $10,000 in a Contract for the time periods indicated.(1) The example also assumes a 5% annual return on assets and that the Contract is surrendered at the end of each period shown. This example should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance.


                                            1 year               3 years               5 years               10 years
                                            ------               -------               -------               --------
PRIOR TO REORGANIZATION                    $ 971                 $ 1,227               $ 1,502               $ 2,284
PRO FORMA
GIVING EFFECT TO REORGANIZATION            $ 971                 $ 1,227               $ 1,502               $ 2,284

(1) The Contracts are designed for retirement planning. Surrenders prior to the retirement date are not consistent with the long-term purposes of the Contracts and income tax and tax penalties may apply. Premium tax charges may be applicable.

CURRENT AND SUCCESSOR DISTRIBUTION ARRANGEMENTS

         Transamerica Financial Advisors, Inc. ("TFA"), located at 1150 South Olive Street, Los Angeles, California 90015-2211, serves as principal underwriter for Fund B. It is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is wholly owned by Transamerica Corporation. AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, serves as principal underwriter for ATSF. AFSG is an affiliate of Fund B and ATSF. As a result of the Reorganization, the Acquiring Fund will be subject to the distribution agreement between ATSF and AFSG. ATSF has entered into, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Distribution Agreement with AFSG that permits the use of Fund assets to help finance the distribution of shares. Fund B will not participate in a 12b-1 Plan.

CERTAIN APPROVALS IN CONNECTION WITH THE REORGANIZATION

         Approval of the Reorganization will be deemed to be authorization by Contract Owners for the re-classification of Fund B as a unit investment trust and for Fund B, or any other initial shareholder of the Acquiring Fund to approve the Acquiring Fund's new investment advisory and sub-advisory agreements.

FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the transactions contemplated by the Plan will be tax-free. Dechert LLP, outside counsel to Fund B and ATSF, has informed the Managers and Directors that if substantially all of the assets of Fund B are transferred to the Acquiring Fund, it will issue an opinion that the Reorganization will not give rise to the recognition of income, gain or loss to Contract Owners of Fund B or the Acquiring Fund for federal income tax purposes. This opinion will be based upon customary representations of Fund B and ATSF and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Reorganization. Contract Owners should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

RECOMMENDATION OF MANAGERS

         The Managers of Fund B requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the Reorganization, and were advised by counsel, including counsel to the Independent Managers. At a meeting of the Managers on June 10, 2003, the Managers reviewed the potential benefits associated with the proposed Reorganization. In this regard, the Managers considered, among other things: (1) the potential advantages and operating efficiencies which may apply to operating the Acquiring Fund as a series of a larger entity, while continuing to have the same investment adviser and sub-adviser, and substantially similar investment objectives, policies, strategies and investment restrictions; (2) the agreement of ATFA to maintain the current advisory fee of 0.30% of average daily net assets; (3) the agreement of ATFA to pay all costs of the Reorganization; (4) the expected federal tax consequences of the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for Contract Owners will occur as a result thereof; and (5) the reduction of the administrative burdens and costs associated with maintaining Fund B as a separate open-end management investment company.

         Based on the above considerations, the Managers voted to approve the proposed Reorganization and determined that participation in the Reorganization is in the best interests of Fund B and that the interests of existing Contract Owners will not be diluted as a result of the Reorganization.

         THE MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMEND THAT CONTRACT OWNERS APPROVE THE PLAN.

                               VOTING INFORMATION

REQUIRED VOTE

         Approval of the Plan with respect to Fund B will require the affirmative vote of a "majority of the outstanding voting securities" of Fund B (as defined in the 1940 Act), which means the affirmative vote of the lesser of
(i) more than 50% of the votes entitled to be cast, or (ii) 67% or more of the votes entitled to be cast present at the Special Meeting if more than 50% of the votes entitled to be cast are represented at the Special Meeting in person or by proxy.

PROXY SOLICITATION

         In addition to solicitations by mail, solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of Fund B, regular employees of ATFA, or other representatives of Fund B. ATFA has retained Management Information Services ("MIS"), located at 60 Research Road, Hingham, MA 02043 to aid in the solicitation of proxies. The costs of retaining MIS, which is anticipated to be approximately $1,500.00, and other expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by ATFA.

CONTRACT OWNER VOTING

         You have the right under your Contract to vote in person or by proxy with respect to the units of Fund B attributable to your Contract.

         To be entitled to vote, a Contract Owner must have been a Contract Owner as of the close of business on September 18, 2003 (the "Record Date"). Each eligible Contract Owner will be entitled to cast a number of votes that is calculated based, directly or indirectly, on such Contract's accumulation account value established on the Record Date. The accumulation account value for a Contract is the account maintained under the Contract comprising all accumulation units purchased under the Contract and, if applicable, any net deposit not yet applied to purchase accumulation units. If the

Record Date is prior to the date on which the first annuity payment is payable under a Contract (the "Retirement Date" with respect to the Contract), the number of votes attributable to the Contract will be the Contract's accumulation account value as of the valuation date divided by 100.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the units represented by the proxy card will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy card, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Contract Owners. Any Contract Owner who has given a proxy card has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her units in person, or by submitting a letter of revocation or a later-dated proxy card to Fund B at the above address prior to the date of the Special Meeting. However, attendance at the meeting, by itself, will not revoke a previously tendered proxy.

         Under Fund B's Rules and Regulations, dated February 26, 1969, the presence at the Special Meeting, in person or by proxy, of the holders of 33% of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, a majority of votes represented may adjourn the meeting to some later time, to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Contract Owners with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those units represented at the Special Meeting in person or by proxy (excluding abstentions, as described below). A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         Abstentions (voting instructions that are properly executed and returned and are accompanied by instructions to withhold authority to vote) and broker "non-votes" (those that occur when a proxy is received from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the units represented by proxy) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have the effect of a vote against the proposal.

         As of the Record Date, Fund B had approximately 2,730,763.5174_ units outstanding, representing a market value of $80,558,946, of which 593,306.563 units are owned by Contract Owners and 2,137,456.954 units are owned by TOLIC.

         Exhibit B sets forth the Contract Owners that, to the best of Fund B's knowledge, were entitled to cast 5% or more of Fund B's votes as of the Record Date. TOLIC holds in excess of 25% of Fund B's outstanding units, and accordingly, may be deemed to be a "controlling" person of Fund B as that term is defined in the 1940 Act. TOLIC intends to vote the units representing its investment in Fund B in proportion to the voting instructions received with respect to units of Fund B owned by the Contract Owners.

         As of the Record Date, the officers and Managers of Fund B as a group beneficially owned less than 1% of the units of Fund B.

         In order that your units may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Eastern time on December 16, 2003.

         You may also vote by telephone or the Internet. Instructions for voting by telephone or the Internet are enclosed.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                  OTHER MATTERS


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         The Managers do not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor are the Managers aware that any Contract Owner intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

SUBMISSION OF PROPOSALS

         Fund B is not generally required to hold annual or special meetings of Contract Owners. If the Reorganization does not occur, Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent Contract Owners' meeting should send their written proposals to John K. Carter, Esq., Secretary of Fund B, 570 Carillon Parkway, St. Petersburg, Florida 33716.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders prior to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent Contract Owners' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.









                                       By Order of the Board of Managers,


                                       John K. Carter, Esq., Secretary
                                       St. Petersburg, Florida

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is adopted as of this 10th day of June 2003, by AEGON/Transamerica Series Fund, Inc. ("ATSF"), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of Transamerica Equity II (the "Acquiring Fund"), a separate series of ATSF, and Transamerica Occidental's Separate Account Fund B. ("Fund B") (the "Acquired Fund"), also with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATSF and Fund B will be known herein collectively as the "Companies".

The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares ($1.00 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities (other than liabilities attributable to insurance charges) of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Companies are open-ended registered investment companies of the management type and the Acquired Fund owns securities, which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of ATSF have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities (other than liabilities attributable to insurance charges) of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Managers of Fund B have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities (other than liabilities attributable to insurance changes) of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Companies, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES (OTHER THAN INSURANCE CHARGES) AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1 Subject to the requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities (other than liabilities attributable to insurance changes) of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities (other than liabilities attributable to insurance changes) of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

         1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Directors of ATSF.

         2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Directors of ATSF.

         2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be December 22, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Companies or at such other time and/or place as may be designated by the Companies.

         3.2 The Acquired Fund shall direct Investors Bank & Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

         3.3 The transfer agent of the Acquired Fund shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding interests in the Acquired Fund owned by each such shareholder immediately prior to the Closing.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or
                  (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Managers of Fund B and the Board of Directors of ATSF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is duly organized and validly existing under the laws of the state of California, with power under its Rules and Regulations to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Acquired Fund is a registered investment company currently classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its interests under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquired Fund's Rules and Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

                  (g) The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2002 of the Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the

                           Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

                  (j) Since December 31, 2002 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund interests shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) All issued and outstanding interests of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding interests of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the interests of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund interests;

                  (m) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Managers of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund ("Acquired Shareholders"), this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.) which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         4.2 ATSF, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of ATSF, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) ATSF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading;

                  (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Articles of Incorporation or Bylaws of ATSF or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Acquiring Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and intends to elect to be treated as such;

                  (i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (j) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ATSF on behalf of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by ATSF; and

                  (l) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal state or local regulatory (including the National Association of Securities Dealers, Inc.) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 To the extent required by applicable law, a meeting of the shareholders of the Acquired Fund will be called to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

         5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

         5.5 Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

         5.6 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

         5.7 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

         5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund and ATSF contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 ATSF and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by ATSF and the Acquiring Fund on or before the Closing Date; and

         6.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquired Fund on or before the Closing Date; and

         7.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

         8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding interests of the Acquired Fund in accordance with the provisions of Acquired Fund's Rules and Regulations, Bylaws, applicable California law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of any party, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Acquired Fund shall have amended its registration statement to reflect that the Acquired Fund will operate as a unit investment trust following the consummation of the transaction contemplated herein, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 Dechert LLP shall deliver an opinion addressed to ATSF and Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be paid by AEGON/Transamerica Fund Advisers, Inc. ("ATFA") as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of, printing and distributing the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of ATSF and the Board of Managers of Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable.

12.      AMENDMENTS

         This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Companies provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         13.2 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

         13.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

         13.4 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Managers, shareholders, nominees, officers, agents, or employees of the Companies personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors and the Board of Managers of the Companies have caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund, respectively.

                                       AEGON/Transamerica Series Fund, Inc.


                                       By: /s/ John K. Carter
                                           -------------------------------------
                                       Name:   John K. Carter, Esq.
                                       Title:  Senior Vice President and
                                               General Counsel



                                       Transamerica Occidental's Separate
                                       Account Fund B



                                       By: /s/ Brian C. Scott
                                           -------------------------------------
                                           Name:   Brian C. Scott
                                           Title:  President and Chief
                                                   Executive Officer

                                    EXHIBIT B



CONTRACT OWNERS* ENTITLED TO CAST 5% OR MORE OF FUND B'S VOTES

Name and Address of Contract Owner               Number of Votes    % of Fund B
----------------------------------               ---------------    -----------

Transamerica Occidental Life Insurance
  Company                                         2,137,456.954        78%
1150 South Olive Street
Los Angeles, CA  90015

* As used in this Proxy Statement, "Contract Owners" includes Transamerica Occidental Life Insurance Company with respect to its investment in Fund B.





                                      B-1